UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2006

Margo Caribe, Inc.

(Exact name of registrant as specified in its charter)

Puerto Rico (State or other jurisdiction of incorporation)	001-15336 (Commission File Number)	66-0550881 (IRS Employer Identification No.)

Road 690, Kilometer 5.8
Vega Alta, Puerto Rico (Address of principal executive offices)		00692 (Zip Code)

Registrant’s telephone number, including area code: (787) 883-2570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.136-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 11, 2006, Margo Caribe, Inc. (the “Company”) issued a press release announcing that it had filed its Annual Report on Form 10-KSB for the year ended December 31, 2005 with the Securities and Exchange Commission. The Company also reported its operating results for the year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

99.1	Press release dated September 11, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2006

MARGO CARIBE, INC.

By:	/s/ José R. Vázquez
Name:	José R. Vázquez
Title:	Chief Financial Officer